Fifth Third Bancorp Annual Meeting of Shareholders April 16, 2019 Please refer to earnings release dated January 22, 2019 and 10-K dated March 1, 2019 for further information about our performance in 2018, including full-year results reported on a U.S. GAAP basis. Exhibit 99.1

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to the merger with MB Financial, Inc. and Fifth Third’s ability to realize anticipated benefits of the merger; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events or other natural disasters; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. If applicable, we provide GAAP reconciliations for non-GAAP measures in a later slide in this presentation which is also available in the investor relations section of our website, www.53.com.

Adjusted Efficiency Ratio1 Consistently delivering on financial commitments Significant improvement in key profitability metrics over the past three years 1Non-GAAP measure: see reconciliation on pages 8 and 9 of this presentation Adjusted ROTCE1 Adjusted ROA1 (All periods reflect change in accounting policy for LIHTC) Adjusted EPS1

Returning capital with strong common dividends and repurchases Authorized to increase dividend to $0.24 in 2Q19, subject to Board approval Quarterly common dividends declared per share ~21% CAGR Share repurchases1 1Excluding the impact of employee compensation issuances (millions $s) 2015 CCAR (2Q15 – 2Q16) 2018 CCAR (3Q18 – 2Q19) 2017 CCAR (3Q17 – 2Q18) 2016 CCAR (3Q17 – 2Q17)

Making our communities a Fifth Third better Committed to demonstrating environmental sustainability leadership *Through Q3; Energy use, greenhouse gas (GHG) emissions and water consumption calculations are based on owned or ground-leased buildings where we receive a utility bill. GHG emissions are calculated using national average emissions factors. Energy use and water use are calculated per square foot. Progress toward reduction goals are measured relative to a 2014 baseline. Due to delays involved in billing, data collection, and reporting, the energy, GHG, and water calculations reflect a rolling 12 month average ending in the 3rd quarter of 2018. Complete energy consumption and GHG emissions are reported in our annual submission to the Carbon Disclosure Project. Have made substantial progress towards achieving previously-announced 2022 sustainability goals*: Reduced green house gas emissions 28% (exceeding our goal of a 25% reduction) Reduced energy use 14% (25% goal) Reduced water consumption 17% (20% goal) Purchased 30% green power (100% goal) Recently increased our five year Community Commitment by $2 billion; now $32 billion Remain on-track with expanded commitment Have invested $20.3 billion of its total lending and investment commitment since 2016 $8.0 billion in mortgage lending $6.6 billion in community development lending $5.6 billion in small business lending $64.5 million in philanthropic donations

Recent accolades

2019 World's Most Ethical Companies[1]

Best Private Bank in the Midwest 2018[2]

2019 Best Technology Strategy[3]

2019 Bloomberg Gender-Equality Index[4]

America's Top Corporations for Women's Business Enterprises award[5]

Human Capital Innovation award for the Maternity Concierge program[6]

Top 100 Adoption-Friendly Workplaces[7]

Score of 100 on the report on corporate policies and practices related to LGBT workplace equality[8]

Best Regional Bank[9]

Best Bank for HNW Families (runner-up)[9]

Opportunities for Ohioans with Disabilities

2018 Employer Partners of Inclusion Award, Platinum Level[10]

Supporting our vision to be the One Bank people most value and trust

[1]2019 Ethisphere World's Most Ethical Companies; [2]2018 Global Finance, US Regional Awards; [3]2019 Bank Director "Ranking Banking: Regional All-Stars" awards; [4]2019 Bloomberg Gender-Equality Index member; [5]Women's Business Enterprise National Council Top Corporations for Women-Owned Businesses in 2018; [6]2018 BAI Global Innovation Award Winner in the Human Capital Innovation category; [7]Dave Thomas Foundation for Adoption 2018 100 Best Adoption-Friendly Workplace List; [8]Best Places to Work based on ratings in HRC's 2018 Corporate Equality Index, score of 100; [9]2018 Kiplinger "Best Banks" Ranking; [10]2018 OOD Employer Partners of Inclusion Award Winner – Platinum Level;

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© Fifth Third Bancorp | All Rights Reserved

Strategic priorities 1 2 Maintain credit, expense and capital discipline Invest to drive organic growth and profitability 3 Expand market share in key geographies Committed to continued improvement of financial targets Focused on generating positive operating leverage in all environments 4 Leverage technology capabilities to accelerate digital transformation

Regulation G non-GAAP reconciliation

Fifth Third Bancorp and Subsidiaries

Regulation G Non-GAAP Reconciliation $ and shares in millions (unaudited)	For the Three Months Ended December 2018	FY 2018	FY 2017	FY 2016
Net income attributable to Bancorp (U.S. GAAP) (a)	**$455**	**$2,193**	**$2,180**	**$1,547**
Net income attributable to Bancorp (U.S. GAAP) (annualized) (b)	**$1,805**	**$2,193**	**$2,180**	**$1,547**
Net income available to common shareholders (U.S. GAAP) (c)	**$432**	**$2,118**	**$2,105**	**$1,472**
Less: Income allocated to participating securities	5	23	23	15
Net income allocated to common shareholders (d)	**$427**	**$2,095**	**$2,082**	**$1,457**
Add: Intangible amortization, net of tax	1	4	1	1
Tangible net income available to common shareholders	$433	$2,122	$2,106	$1,473
Tangible net income available to common shareholders (annualized) (e)	**$1,718**	**$2,122**	**$2,106**	**$1,473**
Net income available to common shareholders (annualized) (f)	**$1,714**	**$2,118**	**$2,105**	**$1,472**
Average Bancorp shareholders' equity (U.S. GAAP) (g)	**$15,794**	**$15,970**	**$16,424**	**$16,453**
Less: **Average preferred stock (h)**	**(1,331)**	**(1,331)**	**(1,331)**	**(1,331)**
Average goodwill	(2,468)	(2,462)	(2,425)	(2,416)
Average intangible assets	(32)	(29)	(18)	(11)
Average tangible common equity (i)	**$11,963**	**$12,148**	**$12,650**	**$12,695**
Adjustments (pre-tax items)				
Vantiv/ Worldpay step-up gain	-	(414)	-	-
Litigation reserve charges	-	8	-	-
Branch / land impairment charge	-	-	-	28
Branch network assessment charge	-	38	-	-
Gain on sale of certain branches	-	-	-	(19)
Gain on sale of the non-strategic agented bankcard loan portfolio	-	-	-	(11)
Vantiv warrant valuation	-	-	-	(64)
Valuation of Visa total return swap	(7)	59	80	55
Gain from GreenSky IPO	-	(16)	-	-
GreenSky securities losses	21	34	-	-
Merger-related expenses	27	27	-	-
Transfer of certain nonconforming investments under Volcker to held-for-sale	-	-	-	9
Contribution for Fifth Third Foundation	-	10	15	8
Gain on Vantiv warrant actions	-	-	-	(9)
One-time employee bonus	-	-	15	-
Leveraged lease remeasurement	-	-	27	-
Bankcard refunds / (reversal)	-	-	(12)	16
Retirement eligibility changes	-	-	-	9
Vantiv TRA settlement payment	-	-	-	(280)
Gain on sale of Vantiv/Worldpay shares	-	(205)	(1,037)	-
Gain on sale of a non-branch facility	-	-	-	(11)
Compensation expense primarily related to staffing review	-	19	-	-
Adjustments - after-tax[1] (j)	**$32**	**($348)**	**($593)**	**($175)**
Adjustments - tax-related				
Discrete tax detriment	-	-	20	-
Deferred tax liability	-	-	(220)	
Adjustments - tax-related (k)	**-**	**-**	**(200)**	**-**
Adjusted net income attributable to Bancorp [(a) + (j) + (k)]	**$487**	**$1,845**	**$1,387**	**$1,372**
Adjusted net income attributable to Bancorp (annualized) (l)	**$1,932**	**$1,845**	**$1,387**	**$1,372**
Adjusted net income available to common shareholders [(c) + (j) + (k)]	**$464**	**$1,770**	**$1,312**	**$1,297**
Adjusted net income available to common shareholders (annualized) (m)	**$1,841**	**$1,770**	**$1,312**	**$1,297**
Adjusted net income allocated to common shareholders [(d) + (i) + (k)]	**$459**	**$1,747**	**$1,289**	**$1,282**
Adjusted net income allocated to common shareholders (annualized) (n)	**$1,823**	**$1,747**	**$1,289**	**$1,282**
Average assets (o)	**$144,185**	**$142,183**	**$140,527**	**$142,173**
Average diluted common shares outstanding (p)	**663**	**685**	**741**	**764**
Metrics:				
Return on average assets (b) / (o)	**1.25%**	**1.54%**	**1.55%**	**1.09%**
Adjusted return on average assets (l) / (o)	**1.34%**	**1.30%**	**0.99%**	**0.97%**
Return on average tangible common equity (d) / (i)	**14.3%**	**17.5%**	**16.6%**	**11.6%**
Adjusted return on average tangible common equity (m) / (i)	**15.4%**	**14.6%**	**10.4%**	**10.2%**
Diluted EPS (d) / (p)		**$3.06**	**$2.81**	**$1.91**
Adjusted EPS (n) / (p)		**$2.55**	**$1.74**	**$1.68**

[1] *Pre-tax items: for 4Q18 and FY 2018 assume a 21% tax rate, for FY 2017 and FY 2016 assume a 35% tax rate*

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Regulation G non-GAAP reconciliation Fifth Third Bancorp and Subsidiaries Regulation G Non-GAAP Reconciliation For the Three Months Ended $ and shares in millions December FY FY FY (unaudited) 2018 2018 2017 2016 Average interest-earning assets (q) $,131,072 $,128,905 $,126,293 $,126,285 Net interest income (U.S. GAAP) $1,081 $4,140 $3,798 $3,615 Add: FTE Adjustment 4 16 26 25 Net interest income (FTE) (r) $1,085 $4,156 $3,824 $3,640 Net interest income (FTE) (annualized) (s) $4,304.6195648399998 $4,156 $3,824 $3,640 Net interest income (FTE) $1,085 $4,156 $3,824 $3,640 $0 $0 $0 $0 #REF! Bankcard refunds / (reversal) 0 0 -12 16 Leveraged lease remeasurement 0 0 27 0 Adjusted net interest income (FTE) (t) $1,085 $4,156 $3,839 $3,656 Adjusted net interest income (FTE) (annualized) (u) $4,304.6195648399998 $4,156 $3,839 $3,656 Noninterest income (U.S. GAAP) (v) $575 $2,790 $3,224 $2,696 Valuation of Visa total return swap -7 59 80 55 Gain from GreenSky IPO 0 -16 0 0 GreenSky securities losses 21 34 0 0 Branch / land impairment charge 0 0 0 28 Branch network assessment charge 0 38 0 0 Vantiv/ Worldpay step-up gain 0 -,414 0 0 Gain on sale of Vantiv/Worldpay shares 0 -,205 -1,037 0 Transfer of certain nonconforming investments under Volcker to held-for-sale 0 0 0 9 Gain on sale of certain branches 0 0 0 -19 Gain on sale of a non-branch facility 0 0 0 -11 Gain on sale of the non-strategic agented bankcard loan portfolio 0 0 0 -11 Gain on Vantiv warrant actions 0 0 0 -9 Vantiv warrant valuation 0 0 0 -64 Vantiv TRA settlement payment 0 0 0 -,280 Adjusted noninterest income (w) $589 $2,286 $2,267 $2,394 Noninterest expense (U.S. GAAP) (x) $977 $3,928 $3,782 $3,760 Contribution for Fifth Third Foundation 0 -10 -15 -8 One-time employee bonus 0 0 -15 0 Compensation expense primarily related to staffing review 0 -19 0 0 Merger-related expenses -27 -27 0 0 Retirement eligibility changes 0 0 0 -9 Litigation reserve increase 0 -8 0 0 Adjusted noninterest expense (y) $950 $3,864 $3,752 $3,743 Metrics: Net interest margin (FTE) (s) / (q) 3.2900000000000006E-2 3.2199999999999999E-2 3.0300000000000001E-2 2.8799999999999999E-2 Adjusted net interest margin (FTE) (u) / (q) 3.2900000000000006E-2 3.2199999999999999E-2 3.04E-2 2.8899999999999999E-2 Efficiency ratio (FTE) (x) / [(r) + (v)] 0.58799999999999997 0.56499999999999995 0.5366061293984109 0.59343434343434343 Adjusted efficiency ratio (y) / [(t) + (w)] 0.56750298685782552 0.59981372244644515 0.61447756305273504 0.61867768595041317 G2 G1 Bankcard refunds / (reversal) y Bankcard refunds / (reversal) Branch / land impairment charge y Branch / land impairment charge Branch network assessment charge y Branch network assessment charge Compensation expense primarily related to staffing review y Compensation expense primarily related to staffing review Compensation expense primarily related to staffing review Contribution for Fifth Third Foundation Contribution for Fifth Third Foundation Gain from GreenSky IPO Gain from GreenSky IPO Gain on sale of a non-branch facility Gain on sale of a non-branch facility Gain on sale of certain branches Gain on sale of certain branches Gain on sale of the non-strategic agented bankcard loan portfolio Gain on sale of the non-strategic agented bankcard loan portfolio Gain on sale of Vantiv/Worldpay shares Gain on sale of Vantiv/Worldpay shares Gain on Vantiv warrant actions Gain on Vantiv warrant actions GreenSky securities losses GreenSky securities losses Leveraged lease remeasurement Leveraged lease remeasurement Litigation reserve charges Litigation reserve increase Merger-related expenses Merger-related expenses One-time employee bonus One-time employee bonus Retirement eligibility changes Retirement eligibility changes Transfer of certain nonconforming investments under Volcker to held-for-sale Transfer of certain nonconforming investments under Volcker to held-for-sale Valuation of Visa total return swap Valuation of Visa total return swap Vantiv TRA settlement payment Vantiv TRA settlement payment Vantiv warrant valuation Vantiv warrant valuation Vantiv/ Worldpay step-up gain Vantiv/ Worldpay step-up gain